                                                                    Exhibit 99.1



                        CERTIFICATION OF PERIODIC REPORT
                   401(K) EMPLOYEE SAVINGS TRUST (BEST) PLAN

I, Larry C. Miller, Chief Financial Officer of Butler Manufacturing Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that to my knowledge:

(1) The Plan's Annual Report on Form 11-K for the year ended December 31, 2002, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 as amended, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Plan.


June 30, 2003                                   /s/ Larry C. Miller
-------------                                   --------------------
Dated                                           Larry C. Miller
                                                Vice President - Finance,
                                                and Chief Financial Officer